UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-06351

Green Century Funds

114 State Street

Suite 200

Boston, MA 02109

(Address of principal executive offices)

Green Century Capital Management, Inc.

114 State Street

Suite 200

Boston, MA 02109

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 482-0800

Date of fiscal year end: July 31

Date of reporting period: July 31, 2009

Item 1.	Reports to Stockholders

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

ANNUAL REPORT Green Century Balanced Fund Green Century Equity Fund July 31, 2009

An investment for your future.®114 State Street, Boston, Massachusetts 02109

For information on the Green Century Funds®, call 1-800-93-GREEN. For information on how to open an account and account services, call 1-800-221-5519 8:00 am to 6:00 pm Eastern Time, Monday through Friday. For share price and account information, call 1-800-221-5519, twenty-four hours a day.

Dear Green Century Funds Shareholder:

Green Century Capital Management, Inc. (Green Century) is pleased to share with you the successful results of the green initiatives we undertook this year. We won several victories for improved corporate environmental responsibility, produced an in-depth analysis of the toxic chemical bisphenol-A (BPA), and most recently, pioneered carbon emissions disclosure for the mutual fund industry.

The Green Century Balanced Fund broke new ground by announcing in July that it is two-thirds less carbon intensive than the S&P 500® Index, based on measuring the tons of carbon emissions per million dollars of revenue of the companies held by the Balanced Fund and those of the companies included in the S&P 500® Index1. This is the first time a U.S.-based mutual fund has disclosed its carbon footprint; we believe this is an important step toward more comprehensive measurement and accounting for carbon emissions. We also believe this move sets a new standard for transparency and disclosure within the mutual fund industry.

With the recent passage of climate legislation in the U.S. House and, as of this writing, the Senate hammering out its own version, one thing is clear: the rules of the game are changing. The debate over climate change is over. The impacts of continued unregulated carbon emissions are well-documented and devastating; business as usual is a thing of the past.

Emissions restrictions in the U.S. and efforts in Copenhagen this winter to secure a global agreement will force companies to evaluate the risks and opportunities they face as we move toward a carbon constrained economy. At a 2008 summit of investors, Al Gore encouraged people to give their investments a closer look and warned many may be exposed to “sub-prime carbon assets.” Companies with lower carbon intensities will likely be best positioned to maintain financial competitiveness in a carbon constrained economy. As a result, it is imperative that investors understand the climate risks hidden in their portfolios.

The reduced carbon intensity of the Green Century Balanced Fund can be partially attributed to the fact that it does not invest in fossil fuels and holds companies attempting to move toward a clean energy future. The Fund’s shareholders are helping to spark a clean energy future that will reduce the country’s dependence on oil by continuing to divert investments away from dirty industries and instead supporting companies in the business of solving environmental problems.

Shareholder Advocacy    Green Century has had an exciting and successful year continuing our long tradition of shareholder advocacy with a robust program that engaged over 75 companies on critical environmental problems. We believe that environmentally responsible investing is about more than just avoiding unfriendly companies; we are committed to fostering a more sustainable economy by leveraging our rights and responsibilities as investors to directly encourage companies to adopt cleaner and healthier practices and products. The results of our advocacy program show that we are having an impact.

In line with Green Century’s first ever carbon disclosure, we encouraged companies to report on the carbon footprint of their operations. We advocated that over 40 major corporations respond to the Carbon Disclosure Project annual questionnaire and thereby make more transparent their carbon emissions. In addition, Green Century encouraged companies engaged in tar sands development to recognize the climate risks associated with this method of oil extraction.

Nearly one-third2 of ConocoPhillips3 shareholders supported a Green Century proposal asking the company to assess the environmental impacts, including large climate change consequences, of its tar sands operations in Alberta, which have been labeled “the most destructive project on Earth” by Canada’s Environmental Defence. Green Century also spoke at Chevron’s3 annual meeting, generating media coverage to raise awareness of the environmental risks associated with tar sands development.

Green Century prodded companies to increase the disclosure of their political contributions and other lobbying efforts based on the belief that sustainable business practices should be built on policies that serve the environment and the broader public good. Green Century scored three important victories and withdrew resolutions filed with Cummins, Inc3, Whirlpool Corporation3, and Williams Companies, Inc.3 after each company agreed to adopt policies increasing disclosure of its political contributions and payments to trade associations.

Green Century filed shareholder resolutions with Apple, Inc3, Bed, Bath & Beyond, Inc.3, and Darden Restaurants, Inc.3 asking those companies to prepare comprehensive and transparent sustainability reports describing corporate strategies to address climate change, specifically including plans to reduce greenhouse gas emissions.

Last spring, Green Century focused on exposing the risks companies face from the ongoing use of BPA, a synthetic hormone that studies have linked to developmental problems, heart disease, and diabetes. Green Century co-authored a report, Seeking Safer Packaging, available on our website, that surveyed 20 of the largest packaged food companies about their use of BPA. The findings show that fourteen of the largest public packaged food and beverage companies still use BPA in their packaging. Green Century will continue to engage with companies included in the report on this critical environmental health issue over the coming months.

We appreciate the opportunity to share with you Green Century’s most environmentally critical work, and thank you for your continued support.

Respectfully,

Green Century Capital Management

The Green Century Funds’ proxy voting guidelines and a record of the Funds’ proxy votes for the year ended June 30, 2009 are available without charge, upon request, (i) at www.greencentury.com, (ii) by calling 1-800-93-GREEN, (iii) by sending an e-mail to info@greencentury.com, and (iv) on the Securities and Exchange Commission’s website at www.sec.gov.

The Green Century Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of the year on Form N-Q. The Green Century Funds’ Forms N-Q are available on the EDGAR database on the SEC’s website at www.sec.gov. These Forms may also be reviewed and copied at the SEC’s Public Reference Room in Washington D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q may also be obtained by calling 1-800-93-GREEN, or by e-mailing a request to info@greencentury.com.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY BALANCED FUND

Investment Objective    The Green Century Balanced Fund seeks capital growth and income from a diversified portfolio of stocks and bonds that meet Green Century’s standards for corporate environmental responsibility.

Portfolio Orientation    As of the fiscal year ended July 31, 2009, the Green Century Balanced Fund (Balanced Fund or Fund) was diversified in a number of ways. Equity holdings represented 63.5% and bonds and asset-backed bonds constituted 33.5% of the Fund’s net asset value. The Fund also held 0.4% of its net assets in community investment certificates of deposit and had 2.6% invested in cash, cash equivalents and other assets less liabilities. The portfolio manager views equities as the primary source of potential long-term growth, while emphasizing the importance of diversification in seeking to lower volatility. The Fund’s equity holdings were diversified across mega-cap (37%), large-cap (32%), mid-cap (18%) and small-cap (13%) companies. There were 81 equity holdings at fiscal year-end, none of which represented more than 3% of total assets. Generally, larger, less-volatile companies constituted larger positions than smaller companies. The portfolio manager seeks to mitigate risk by investing primarily in companies he believes have demonstrated records of profitability, above-average growth prospects and reasonable valuations.

The stocks held by the Balanced Fund were also diversified by industry, including (as a percent of total net assets) Capital Goods (7.6%), Technology Hardware and Equipment (7.3%), Renewable Energy and Energy Efficiency (6.1%) and 20 additional industry groupings. In line with its environmental mandate, the Fund had exposure to what Green Century considers environmental leaders in a number of industries beyond the companies in the Renewable Energy and Energy Efficiency sector. Green Century’s environmental screens keep the Fund out of traditional energy and utility companies, while the Fund has broad exposure to information technology, health care, financial, consumer and industrial companies.

Higher quality, intermediate maturity bonds can lower volatility

GREEN CENTURY BALANCED FUND

INVESTMENT BY INDUSTRY

and provide a stable source of income. At fiscal year-end, the Balanced Fund held 29 bonds diversified across corporate and government agency issuers. In an effort to dampen volatility, the weighted average maturity (4.1 years) and duration (3.5 years) remained in the intermediate range. The average credit quality of the bond portfolio was investment grade, with an average Moody’s rating of A2. The weighted average yield was 5.0%. Only one bond holding was below investment grade, representing less than 2% of the Fund’s total net asset value.

Economic Environment    Over the past year we have endured one of the most challenging market environments in generations. The economy plunged into the deepest recession since the Great Depression. Many feared the possibility of a global economic depression. The financial system seemed on the brink of a meltdown. But governments around the globe responded by injecting massive amounts of liquidity into the markets, bailing out key financial and industrial institutions, and dramatically ramping up stimulus spending. Early last spring the tide began to turn, and by mid-summer the economy was on more solid footing. U.S. Gross Domestic Product (GDP) shrank 5.4% in the fourth quarter of 2008 and 6.4% in the first quarter of 2009, while second quarter GDP fell just 1.0%. The Fund’s portfolio manager now expects GDP to grow in the current quarter.

The Fund’s portfolio manager attributes an improved outlook in part to the many “green shoots” of recovery that sprouted in the U.S. over the first half of 2009. Consumer spending, housing markets, the manufacturing and service sectors, employment, and credit availability have all shown signs of improvement. The Conference Board’s Leading Economic Index (LEI) of indicators for the U.S. rose sharply in April, May and June after having been in a steady decline since July of 2007. Leading indicators in most economies around the globe have similarly turned up, suggesting a global economic recovery may commence in the second half of 2009.

For the twelve months ended July 31, 2009, consumer price inflation decreased by 2.1%, as energy prices fell over 28% from their July 2008 high. Excluding food and energy, consumer price inflation was at a 1.5% rate, while producer price inflation (PPI) was running at 3.3% in the twelve months through June 2009. Including food and energy prices, the 12-month PPI has dropped 4.6% through June. The GDP deflator, the broadest index of prices, is only 1.6% above its year-ago level despite the massive amounts of stimulus in the economy.

Investment Strategy and Performance    Green Century believes that environmental responsibility may enhance corporate profitability, which in turn may produce competitive returns. Environmentally sound companies may enjoy higher profitability through lower costs and participation in growth sectors of the market. In addition, this investment strategy seeks to avoid companies at risk due to exposure to environmental liability.

A number of equity holdings which the portfolio manager believes have attractive environmental and financial characteristics were purchased during the fiscal year. New holdings include Sims Metal Management Ltd.3 (recycling), United Natural Foods, Inc.3 (natural foods distribution), Quanta Services, Inc.3 (power grid services) and Timberland Company3 (footwear and apparel). The Fund’s exposure to clean technology and energy efficiency companies was increased during the year as well and includes relatively small, diversified positions in twelve companies including Cree Inc.3 (LED lighting), Energy Conversion Devices Inc.3 (photo-voltaics and batteries), Itron Inc.3 (smart meters) and Ormat Technologies Inc.3 (geothermal).

The Fund’s bond purchases during the year were exclusively government agency securities, as the manager aimed to increase the credit quality of the portfolio during a period of increased default risk.

During a year when stocks declined sharply, the Balanced Fund’s returns relatively benefited from holding bonds as well as stocks. The Fund’s return for the year ended July 31, 2009 was –8.88%, slightly outperforming the Lipper Balanced Fund Index4 competitor group which had a return of negative 10.37% for the same period.*

Green Century Balanced Fund Total expense ratio: 1.38%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2009	Green Century Balanced Fund	–13.36%	–3.78%	–1.05%	4.64%
	Lipper Balanced Fund Index	–16.52%	–3.12%	0.84%	1.51%
July 31, 2009	Green Century Balanced Fund	–8.88%	–1.71%	1.94%	4.65%
	Lipper Balanced Fund Index	–10.37%	–1.37%	2.41%	2.29%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gain distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

A comparison of the Fund’s equity holdings to the S&P 1500 Supercomposite Index (the S&P 1500)5, which like the Fund includes stocks across a range of capitalizations, provides some insight into relative performance; for the fiscal year ended July 31, 2009, the stocks held by the Balanced Fund outperformed those included in the S&P 1500, –13.76% vs. –19.97%. A performance attribution analysis provided by the Fund’s portfolio manager indicates that the Fund’s equities outperformed the S&P 1500 in part through underweighting the Energy and Financial Services sectors and overweighting the Consumer Discretionary and Information Technology sectors. Stock selection in the Materials, Financial Services and Utilities sectors also boosted the Fund’s performance relative to the S&P 1500. The Fund’s performance was weakened relative to the S&P 1500 by its overweight position in the Industrials sector and stock selection in the Health Care sector.

The S&P 500® Index and the S&P Supercomposite 1500 Index (S&P 1500 Index) are unmanaged indexes of 500 and 1500 stocks, respectively. Similar to the Balanced Fund, the performance of the S&P 500® Index and the S&P 1500 Index reflect reinvestment of dividends and distributions. Unlike the Fund, however, the performance of the S&P 500® Index and the S&P 1500 Index does not include management and other operating expenses.

The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years.

The companies held in the portfolio that contributed most toward the Fund’s equity outperformance relative to the S&P 1500 included Advance Auto Parts Inc.3, Chubb Corp.3, Telefonica S.A.3 and Jarden Corp.3. Companies the Fund held that detracted most from performance relative to the S&P 1500 included ProLogis3, Energy Conversion Devices Inc.3, Hartford Financial Services Group Inc.3, and Medtronic Inc.3

Relative to the S&P 1500, companies not held by the Fund that aided performance included General Electric Co.3, Citigroup Inc.3 and ConocoPhillips3. Companies the Fund did not hold that detracted from relative performance included Exxon Mobil Corp3, Schering-Plough Corp.3 and Wyeth3 .

The fixed income portion of the portfolio continued to be managed with the goal of seeking to reduce risk and generating income for the Fund. Gross of fees, the fixed income portion of the Fund’s portfolio returned 2.36%, lagging the Lipper Intermediate Investment Grade Bond Index4 return of 6.03%. The returns of the fixed income portfolio were negatively impacted by the Fund’s prior holding of a Lehman Brothers bond that plunged in value after the company fell into bankruptcy last fall. The bond, which had previously been rated as an A1/A (investment grade) bond, was sold at a steep loss.

The Fund’s portfolio manager does not anticipate any significant changes in investment strategy for the Fund, believing that the investment environment may be favorable to the Fund’s core holdings in what the portfolio manager considers high-quality, environmentally responsible companies with strong growth prospects and reasonable valuations.

The Balanced Fund consistently includes stocks and bonds of environmentally responsible corporations of various sizes, including small, medium, and large companies. The value of the stocks held in the Balanced Fund will fluctuate in response to factors that may affect the single issuer, industry, or sector of the economy or may affect the market as a whole. Bonds are subject to a variety of risks including interest rate, credit, and inflation risk.

MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE GREEN CENTURY EQUITY FUND

Investment Objective    The Green Century Equity Fund (the Equity Fund or the Fund) seeks long-term total return which matches the performance of an index comprised of the stocks of approximately 400 companies selected based on environmental and social criteria.

Portfolio Orientation    The Equity Fund seeks to achieve its investment objective by investing substantially all its investable assets in the stocks which make up the FTSE KLD 400 Social Index (the Index), formerly named the Domini 400 Social Index, comprised primarily of large-cap U.S. companies. Like other index funds, the Equity Fund is not actively managed in the traditional investment sense, but rather seeks to be nearly fully invested at all times in a broad and diverse portfolio of stocks which meet certain environmental, social and governance criteria. The Equity Fund, like many other mutual funds invested primarily in stocks, carries the risk of investing in the stock market. The large companies in which the Equity Fund is invested may perform worse than the stock market as a whole.

In evaluating whether a company meets the criteria for inclusion in the Index, a company’s dedication to sustainability is analyzed across five key categories: environment; community and society; employees and supply chain; customers; and governance and ethics. Green Century believes that certain industries impose unique and onerous risks and/or costs on society. Companies involved in these industries are evaluated based on their level of involvement as well as the impact of that involvement on society. Therefore, companies that derive significant revenues from the manufacture of tobacco products or alcoholic beverages; derive significant revenues from the operation of gambling enterprises; or have a significant direct ownership share in, operate or design nuclear power plants are not eligible for the Index. Major military contractors and firearms manufacturers are also ineligible.

GREEN CENTURY EQUITY FUND

INVESTMENT BY INDUSTRY

Investment Strategy and Performance    Green Century believes that enterprises which exhibit a social awareness may be better prepared to meet future societal needs for goods and services and may be less likely to incur certain legal liabilities that may be assessed when a product or service is determined to be harmful. Green Century also believes that such investments may, over the long term, provide investors with a return that is competitive with enterprises that do not exhibit such social and environmental awareness.

The Equity Fund’s total return for its fiscal year ended July 31, 2009 was -15.58%, while the Standard & Poor’s 500® Index (S&P 500® Index)5 returned -19.96% for the same period.*

Green Century Equity Fund Total expense ratio: 0.95%		AVERAGE ANNUAL RETURN*
		One Year	Three Years	Five Years	Ten Years
June 30, 2009	Green Century Equity Fund	–21.87%	–7.74%	–3.64%	–3.64%
	S&P 500® Index	–26.21%	–8.22%	–2.24%	–2.22%
July 31, 2009	Green Century Equity Fund	–15.58%	–5.28%	–1.29%	–2.58%
	S&P 500® Index	–19.96%	–6.16%	–0.14%	–1.19%

* The performance data quoted represents past performance and is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain Fund prices and performance information as of the most recent month-end, call 1-800-93-GREEN. Performance includes the reinvestment of income dividends and capital gains distributions. Performance shown does not reflect the deduction of taxes that a shareholder might pay on Fund distributions or the redemption of Fund shares. A redemption fee of 2.00% may be imposed on redemptions or exchanges of shares you have owned for 60 days or less. Please see the prospectus for more information.

The performance of the Equity Fund was helped relative to the S&P 500® Index due to its underweighting of diversified financials, industrial conglomerates and energy equipment and services companies. The Equity Fund did not own major corporations such as Citigroup3, Bank of America3 and American International Group3, all of which were down more that 50% for the fiscal year ended July 31, 2009. The financials industry underperformed during this period as banks increased provisions for bad debts and lowered profit expectations. The Equity Fund also did not hold General Electric3 or Transocean3 which were affected by the slowdown in the global economy.

The Equity Fund’s performance was hurt relative to the S&P 500® Index due to its underweighting of energy industry companies. This relative underperformance was due in part to not owning ExxonMobil3, Occidental Petroleum3 and Chevron3 , which performed better than the S&P 500® Index. Investors favored these larger oil companies

The S&P 500® Index is an unmanaged index of 500 stocks. Similar to the Equity Fund, the S&P 500® Index’s performance reflects reinvestment of dividends and distributions. Unlike the Fund, however, the S&P 500® Index’s performance does not include management and other operating expenses.

because of their relatively stable cash flows and dividends. An overweight in commercial banks also hurt the Equity Fund’s performance relative to the S&P 500® Index, including its holdings of Wachovia3, PNC Financial Services Group, Inc.3 and U.S. Bancorp3. Profit expectations at commercial banks were down on adjustments for bad loans and decreased lending in a tighter credit market.

1 The methodology of Trucost’s carbon audit included calculating the direct and indirect (major supplier) greenhouse gas emissions for each company in the Green Century Balanced Fund portfolio as of April 30, 2009. Each holding’s contribution to the emissions profile of the portfolio was then calculated on an equity ownership basis. The carbon footprint of the Fund was normalized by its value to produce a measure of carbon intensity. The same analysis was also conducted on the S&P 500® Index for the purposes of comparison.

2 Calculated by (i) dividing the number of votes in support of the proposal by (ii) the sum of the number of votes voted in support of and against the proposal. Abstentions and broker non-votes were not included in the calculation.

3 As of July 31, 2009, neither of the Green Century Funds was invested in ConocoPhillips, Chevron Corporation, General Electric Company, CitiGroup, ExxonMobil, Sherling-Plough Corporation, Wyeth, Bank of America, American International Group, Transocean, or Occidental Petroleum. As of July 31, 2009, Cummins, Inc. comprised 0.00% of the Green Century Balanced Fund and 0.19% of the Green Century Equity Fund; Whirlpool Corporation comprised 0.00% of the Green Century Balanced Fund and 0.09% of the Green Century Equity Fund; Williams Companies, Inc. comprised 0.00% of the Green Century Balanced Fund and 0.21% of the Green Century Equity Fund; Apple, Inc. comprised 1.61% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Bed, Bath & Beyond, Inc. comprised 0.00% of the Green Century Balanced Fund and 0.20% of the Green Century Equity Fund; Darden Restaurants, Inc. comprised 0.00% of the Green Century Balanced Fund and 0.10% of the Green Century Equity Fund; Sims Metal Management Ltd. comprised 0.97% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; United Natural Foods, Inc. comprised 0.45% of the Green Century Balanced Fund and 0.03% of the Green Century Equity Fund; Quanta Services, Inc. comprised 0.47% of the Green Century Balanced Fund and 0.10% of the Green Century Equity Fund; Timberland Company comprised 0.31% of the Green Century Balanced Fund and 0.01% of the Green Century Equity Fund; Cree, Inc. comprised 0.80% of the Green Century Balanced Fund and 0.06% of the Green Century Equity Fund; Energy Conversion Devices, Inc. comprised 0.18% of the Green Century Balanced Fund and 0.02% of the Green Century Equity Fund; Itron, Inc. comprised 0.40% of the Green Century Balanced Fund and 0.04% of the Green Century Equity Fund; Ormat Technologies, Inc. comprised 0.64% of the Green Century Balanced Fund and 0.02% of the Green Century Equity Fund; Advance Auto Parts, Inc. comprised 1.58% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Chubb Corporation comprised 1.09% of the Green Century Balanced Fund and 0.35% of the Green Century Equity Fund; Telefonica S.A. comprised 1.85% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; Jarden Corporation comprised 1.00% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; ProLogis comprised 0.00% of the Green Century Balanced Fund and 0.08% of the Green Century Equity Fund; Hartford Financial Services Group, Inc. comprised 0.00% of the Green Century Balanced Fund and 0.11% of the Green Century Equity Fund; Medtronic, Inc. comprised 1.20% of the Green Century Balanced Fund and 0.86% of the Green Century Equity Fund; Wachovia comprised 0.00% of the Green Century Balanced Fund and 0.00% of the Green Century Equity Fund; PNC Financial Services Group, Inc. comprised 0.00% of the Green Century Balanced Fund and 0.36% of the Green Century Equity Fund; and U.S. Bancorp comprised 0.00% of the Green Century Balanced Fund and 0.84% of the Green Century Equity Fund. Portfolio composition will change due to ongoing management of the Funds. Please refer to the Green Century Funds website for current information regarding the Funds’ portfolio holdings. These holdings are subject to risk as described in the Funds’ prospectus. References to specific investments should not be construed as a recommendation of the securities by the Funds, their administrator, or their distributor.

4 Lipper Analytical Services, Inc. (“Lipper”) is a respected mutual fund reporting service. The Lipper Balanced Fund Index includes the 30 largest funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%. The Lipper Intermediate Investment Grade Bond Index includes the 30 largest funds whose primary objective is to invest in investment-grade debt (rated in the top four classifications) with dollar weighted average maturities of five to ten years.

5 The S&P 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500® Index is heavily weighted toward stocks with large market capitalization and represents approximately two-thirds of the total market value of all domestic stocks. The S&P Supercomposite 1500 Index is an unmanaged broad-based capitalization-weighted index comprising 1500 stocks of large-cap, mid-cap, and small-cap U.S. companies. It is not possible to invest directly in the S&P 500® Index or the S&P Supercomposite 1500 Index.

This material must be preceded or accompanied by a current prospectus.

Distributor: UMB Distribution Services, LLC 9/09

GREEN CENTURY FUNDS EXPENSE EXAMPLE

For the six months ended July 31, 2009

As a shareholder of the Green Century Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees on certain redemptions; and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from February 1, 2009 to July 31, 2009 (the “period”).

Actual Expenses    The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes    The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the actual return of either of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees on shares held for 60 days or less. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

	BEGINNING ACCOUNT VALUE FEBRUARY 1, 2009	ENDING ACCOUNT VALUE JULY 31, 2009	EXPENSES PAID DURING THE PERIOD[1]
Balanced Fund
Actual Expenses	$1,000.00	$1,172.90	$7.44
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,018.15	6.91

Equity Fund
Actual Expenses	1,000.00	1,241.80	5.30
Hypothetical Example, assuming a 5% return before expenses	1,000.00	1,020.27	4.78

1 Expenses are equal to the Funds’ annualized expense ratios (1.38% for the Balanced Fund and .95% for the Equity Fund), multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2009

COMMON STOCKS — 63.5%
	SHARES	VALUE
Capital Goods — 7.6%
3M Company	10,795	$761,263
ABB Ltd. American Depositary Receipt (a)(b)	10,000	182,800
American Science & Engineering, Inc.	3,250	226,688
Emerson Electric Company	13,660	496,951
Gardner Denver, Inc. (b)	8,400	245,196
Illinois Tool Works, Inc.	11,990	486,194
Koninklijke Philips Electronics N.V. American Depositary Receipt (a)	9,000	204,840
Middleby Corporation (b)	3,000	146,700
Pentair, Inc.	15,500	423,460
Quanta Services, Inc. (b)	9,600	223,776
W.W. Grainger, Inc.	2,800	251,748

		3,649,616

Technology Hardware & Equipment — 7.3%
Apple, Inc. (b)	4,735	773,652
Cisco Systems, Inc. (b)	18,940	416,869
EMC Corporation (b)	15,000	225,900
Hewlett-Packard Company	19,000	822,700
International Business Machines Corporation	10,700	1,261,851

		3,500,972

Renewable Energy & Energy Efficiency — 6.1%
Cree, Inc. (b)	12,000	384,720
Energy Conversion Devices, Inc. (b)	6,000	85,440
First Solar, Inc. (b)	2,015	311,096
GT Solar International, Inc. (b)	18,000	111,600
International Rectifier Corporation (b)	21,000	347,760
Itron, Inc. (b)	3,720	194,072
Johnson Controls, Inc.	14,250	368,790
MEMC Electronic Materials, Inc. (b)	10,600	186,772
OM Group, Inc. (b)	8,600	289,476
Ormat Technologies, Inc.	7,800	308,802
SunPower Corporation, Class A (b)	6,600	212,520
Ultralife Corporation (b)	21,000	134,820

		2,935,868

	SHARES	VALUE
Pharmaceuticals & Biotechnology — 4.5%
Amgen, Inc. (b)	4,500	$280,395
Genzyme Corporation (b)	4,000	207,560
Johnson & Johnson	13,640	830,539
Teva Pharmaceutical Industries Ltd. American Depositary Receipt (a)	11,485	612,610
Waters Corporation (b)	5,000	251,250

		2,182,354

Diversified Financials — 4.2%
American Express Company	5,755	163,039
Bank of America Corporation	13,370	197,742
Charles Schwab Corporation (The)	16,000	285,920
Goldman Sachs Group, Inc. (The)	3,300	538,890
JPMorgan Chase & Company	15,770	609,511
Northern Trust Corporation	4,000	239,240

		2,034,342

Telecommunication Services — 3.9%
AT&T, Inc.	30,475	799,359
BT Group PLC American Depositary Receipt (a)	8,500	179,180
Telefonica S.A. American Depositary Receipt (a)	11,900	888,216

		1,866,755

Healthcare Equipment & Services — 3.8%
Baxter International, Inc.	8,600	484,782
Becton, Dickinson and Company	3,300	214,995
Gen-Probe, Inc. (b)	2,685	99,667
Hologic, Inc. (b)	14,950	219,615
Medtronic, Inc.	16,250	575,575
UnitedHealth Group, Inc.	7,530	211,292

		1,805,926

Software & Services — 3.5%
Adobe Systems, Inc. (b)	4,000	129,680
Google, Inc., Class A (b)	560	248,108
Microsoft Corporation	21,950	516,264
Oracle Corporation	35,200	778,976

		1,673,028

Food & Beverage — 3.4%
General Mills, Inc.	16,900	995,579
J. M. Smucker Company (The)	13,105	655,643

		1,651,222

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2009continued

	SHARES	VALUE
Insurance — 2.6%
Chubb Corporation	11,345	$523,912
HCC Insurance Holdings, Inc.	6,000	150,600
Horace Mann Educators Corporation	17,000	192,950
Progressive Corporation (The) (b)	10,000	155,800
W. R. Berkley Corporation	10,300	239,269

		1,262,531

Materials — 2.5%
Air Products & Chemicals, Inc.	4,300	320,780
Ecolab, Inc.	10,000	415,100
Sims Metal Management Ltd. American Depositary Receipt (a)	20,000	466,800

		1,202,680

Media — 2.2%
John Wiley & Sons, Inc., Class A	18,225	581,195
McGraw-Hill Companies, Inc. (The)	15,310	479,969

		1,061,164

Banks — 2.0%
Royal Bank of Canada	15,150	719,171
Wells Fargo & Company	10,000	244,600

		963,771

Consumer Durables & Apparel — 1.7%
Deckers Outdoor Corporation (b)	3,025	204,520
Jarden Corporation (b)	19,500	480,675
Timberland Company (The), Class A (b)	11,000	150,040

		835,235

Retailing — 1.6%
Advance Auto Parts, Inc.	16,450	760,484

Household & Personal Products — 1.2%
Church & Dwight Company, Inc.	9,875	582,428

Food & Staples Retailing — 1.1%
Sysco Corporation	22,235	528,304

Semiconductors — 1.0%
Intel Corporation	16,000	308,000
Tessera Technologies, Inc. (b)	6,000	168,540

		476,540

	SHARES	VALUE
Consumer Services — 1.0%
Chipotle Mexican Grill, Inc. (b)	3,200	$261,600
Starbucks Corporation (b)	11,000	194,700

		456,300

Automobiles & Components — 0.9%
Toyota Motor Corporation American Depositary Receipt (a)	5,340	449,521

Transportation — 0.7%
Canadian Pacific Railway Ltd.	4,000	177,960
Expeditors International of Washington, Inc.	5,000	169,650

		347,610

Healthy Living — 0.5%
United Natural Foods, Inc. (b)	8,000	216,240

Commercial & Professional Services — 0.2%
Interface, Inc., Class A	11,600	80,504

Total Common Stocks (Cost $31,004,782)		30,523,395

CORPORATE BONDS & NOTES — 22.9%
	PRINCIPAL AMOUNT	VALUE
Telecommunication Services — 5.7%
AT&T Corporation 7.30%, due 11/15/11 (c)	$1,000,000	1,111,376
BellSouth Corporation 4.75%, due 11/15/12	500,000	528,334
France Telecom S.A. 7.75%, due 3/1/11 (a)	500,000	543,828
Verizon Communications, Inc. 5.25%, due 4/15/13	500,000	536,615

		2,720,153

Pharmaceuticals & Biotechnology — 3.4%
Abbott Laboratories 5.60%, due 11/30/17	500,000	544,113
Amgen, Inc. 4.85%, due 11/18/14	500,000	534,331
Wyeth 5.50%, due 3/15/13 (c)	500,000	538,312

		1,616,756

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2009continued

	PRINCIPAL AMOUNT	VALUE
Diversified Financials — 3.3%
Goldman Sachs Group, Inc. (The) 6.60%, due 1/15/12	$500,000	$543,238
JPMorgan Chase & Company 4.60%, due 1/17/11	500,000	516,410
JPMorgan Chase & Company 4.50%, due 1/15/12	500,000	515,415

		1,575,063

Technology Hardware & Equipment — 2.2%
Xerox Corporation 7.625%, due 6/15/13	1,000,000	1,041,760

Healthcare Equipment & Services — 1.8%
Aetna, Inc. 5.75%, due 6/15/11	595,000	624,368
UnitedHealth Group, Inc. 4.875%, due 4/1/13	250,000	253,974

		878,342

Software & Services — 1.1%
Oracle Corporation 5.00%, due 1/15/11	500,000	523,345

Real Estate — 1.1%
Simon Property Group LP 4.875%, due 8/15/10	500,000	512,343

Transportation — 1.0%
Ryder System, Inc. 4.625%, due 4/1/10	500,000	504,059

Automobiles & Components — 1.0%
Toyota Motor Credit Corporation 5.50%, due 7/25/17 (a)(c)	500,000	500,076

Banks — 1.0%
M&I Marshall & Ilsley Bank 3.95%, due 8/14/09	500,000	499,915

Renewable Energy & Energy Efficiency — 1.0%
Johnson Controls, Inc. 5.50%, due 1/15/16	500,000	487,472

Consumer Durables & Apparel — 0.3%
Newell Rubbermaid, Inc. 4.00%, due 5/1/10	141,000	141,642

Total Corporate Bonds & Notes (Cost $10,632,622)		11,000,926

	PRINCIPAL AMOUNT	VALUE
U.S. GOVERNMENT AGENCIES — 10.6%
Fannie Mae Pool 5.50%, due 3/1/12	$110,197	$113,886
Federal Farm Credit Bank 4.50%, due 10/25/11	500,000	534,005
Federal Farm Credit Bank 3.40%, due 4/22/16	500,000	481,564
Federal Home Loan Bank 3.125%, due 12/13/13	550,000	556,237
Federal Home Loan Bank 5.625%, due 6/13/16	1,000,000	963,400
Federal Home Loan Bank 3.875%, due 12/14/18	550,000	553,765
Federal Home Loan Mortgage Corporation 3.75%, due 3/27/19	500,000	497,717
Federal National Mortgage Association 3.00%, due 4/15/15	500,000	493,909
SLM Corporation 4.00%, due 7/25/14 (d)	1,235,000	924,657

Total U.S. Government Agencies (Cost $5,473,844)		5,119,140

CERTIFICATES OF DEPOSIT — 0.4%
Self Help Credit Union Environmental Certificate of Deposit 3.40%, due 8/8/10	95,000	95,025
Shorebank Pacific Time Deposit Receipt 3.75%, due 8/8/11	95,000	95,000

Total Certificates Of Deposit (Cost $190,025)		190,025

SHORT-TERM OBLIGATION — 2.3%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.02%, dated 07/31/09, due 08/03/09, proceeds $1,131,161 (collateralized by a Fannie Mae Pool, 5.308%, due 09/01/2035, value $1,156,141) (Cost $1,131,159)		1,131,159

GREEN CENTURY BALANCED FUND PORTFOLIO OF INVESTMENTS

July 31, 2009concluded

VALUE
TOTAL INVESTMENTS (e) — 99.7%
(Cost $48,432,432)	$47,964,645
Other Assets Less Liabilities — 0.3%	139,879

NET ASSETS — 100.0%	$48,104,524

(a)	Securities whose values are determined or significantly influenced by trading in markets other than the United States or Canada.
(b)	Non-income producing security.
(c)	Step rate bond. Rate shown is currently in effect at July 31, 2009.
(d)	Floating rate bond. Rate shown is currently in effect at July 31, 2009.
(e)	The cost of investments for federal income tax purposes is $48,435,686 resulting in gross unrealized appreciation and depreciation of $3,944,241 and $4,415,282 respectively, or net unrealized depreciation of $471,041.

See Notes to Financial Statements

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2009

COMMON STOCKS — 99.6%
	SHARES	VALUE
Technology Hardware & Equipment — 12.8%
3Com Corporation (a)	3,600	$13,572
Adaptec, Inc. (a)	800	2,128
ADC Telecommunications, Inc. (a)	1,000	7,280
Arrow Electronics, Inc. (a)	1,050	27,058
Cisco Systems, Inc. (a)	51,537	1,134,329
Corning, Inc.	13,779	234,243
Dell, Inc. (a)	17,133	229,240
Echelon Corporation (a)	282	2,391
EMC Corporation (a)	17,867	269,077
Hewlett-Packard Company	21,246	919,952
Imation Corporation	300	2,724
International Business Machines Corporation	11,665	1,375,653
Lexmark International, Inc. (a)	700	10,136
Molex, Inc.	733	13,018
NetApp, Inc. (a)	2,950	66,257
Palm, Inc. (a)	1,346	21,173
Plantronics, Inc.	400	9,468
Polycom, Inc. (a)	800	19,000
QUALCOMM, Inc.	14,506	670,322
Seagate Technology	4,400	52,976
Sun Microsystems, Inc. (a)	6,675	61,210
Tellabs, Inc. (a)	3,300	19,140
Xerox Corporation	7,830	64,128

		5,224,475

Pharmaceuticals & Biotechnology — 9.5%
Affymetrix, Inc. (a)	500	4,420
Allergan, Inc.	2,730	145,864
Amgen, Inc. (a)	8,945	557,363
Amylin Pharmaceuticals, Inc. (a)	1,050	15,446
Biogen Idec, Inc. (a)	2,531	120,349
Cubist Pharmaceuticals, Inc. (a)	439	8,723
Dionex Corporation (a)	150	9,887
Endo Pharmaceuticals Holdings, Inc. (a)	1,020	21,430
Genzyme Corporation (a)	2,399	124,484
Gilead Sciences, Inc. (a)	8,003	391,587
Illumina, Inc. (a)	1,124	40,621
Johnson & Johnson	24,511	1,492,475
Life Technologies Corporation (a)	1,550	70,571
Merck & Company, Inc.	18,698	561,127
Millipore Corporation (a)	500	34,800
Mylan, Inc. (a)	2,800	36,932
Techne Corporation	350	22,337

	SHARES	VALUE
Pharmaceuticals & Biotechnology — (continued)
Thermo Fisher Scientific, Inc. (a)	3,726	$168,713
Waters Corporation (a)	900	45,225

		3,872,354

Software & Services — 9.3%
Adobe Systems, Inc. (a)	4,675	151,564
Advent Software, Inc. (a)	172	6,269
Autodesk, Inc. (a)	2,050	44,711
Automatic Data Processing, Inc.	4,501	167,662
BMC Software, Inc. (a)	1,700	57,851
Compuware Corporation (a)	2,208	16,185
Convergys Corporation (a)	1,100	11,781
eBay, Inc. (a)	8,526	181,177
Electronic Arts, Inc. (a)	2,887	61,984
Factset Research Systems, Inc.	344	19,505
Google, Inc., Class A (a)	2,083	922,873
Microsoft Corporation	78,348	1,842,745
Novell, Inc. (a)	3,000	13,740
Paychex, Inc.	3,138	83,157
Red Hat, Inc. (a)	1,340	30,592
Salesforce.com, Inc. (a)	857	37,142
Sapient Corporation (a)	700	4,676
Symantec Corporation (a)	7,291	108,855

		3,762,469

Diversified Financials — 7.6%
Allied Capital Corporation	1,400	5,586
American Express Company	10,433	295,567
Bank of New York Mellon Corporation (The)	10,552	288,492
BlackRock, Inc.	180	34,297
Capital One Financial Corporation	3,970	121,879
Charles Schwab Corporation (The)	10,051	179,611
CIT Group, Inc.	4,030	3,506
CME Group, Inc.	595	165,904
Franklin Resources, Inc.	1,511	133,996
JPMorgan Chase & Company	34,441	1,331,145
Medallion Financial Corporation	100	785
Northern Trust Corporation	2,143	128,173
NYSE Euronext	2,258	60,853
PHH Corporation (a)	500	9,165
State Street Corporation	4,348	218,704
T. Rowe Price Group, Inc.	2,296	107,246
TradeStation Group, Inc. (a)	200	1,498

		3,086,407

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2009continued

	SHARES	VALUE
Household & Personal Products — 5.6%
Alberto-Culver Company	775	$19,856
Avon Products, Inc.	3,824	123,821
Church & Dwight Company, Inc.	634	37,393
Clorox Company	1,188	72,480
Colgate-Palmolive Company	4,428	320,764
Estee Lauder Companies, Inc. (The), Class A	1,050	38,262
Kimberly-Clark Corporation	3,665	214,219
Nu Skin Enterprises, Inc., Class A	500	9,005
Procter & Gamble Company	25,871	1,436,099
WD-40 Company	103	3,114

		2,275,013

Healthcare Equipment & Services — 5.3%
Baxter International, Inc.	5,337	300,847
Beckman Coulter, Inc.	559	35,211
Becton, Dickinson and Company	2,155	140,398
C.R. Bard, Inc.	882	64,889
Cerner Corporation (a)	684	44,515
CIGNA Corporation	2,500	71,000
Cross Country Healthcare, Inc. (a)	200	1,670
Edwards Lifesciences Corporation (a)	500	32,705
Gen-Probe, Inc. (a)	491	18,226
Health Management Associates, Inc., Class A (a)	2,200	13,266
Henry Schein, Inc. (a)	800	41,104
Hill-Rom Holdings, Inc.	600	10,284
Hospira, Inc. (a)	1,385	53,225
Humana, Inc. (a)	1,482	48,684
Idexx Laboratories, Inc. (a)	538	26,803
IMS Health, Inc.	1,600	19,200
Intuitive Surgical, Inc. (a)	350	79,562
Invacare Corporation	300	6,120
McKesson Corporation	2,449	125,266
Medtronic, Inc.	9,849	348,851
Molina Healthcare, Inc. (a)	100	2,255
Patterson Companies, Inc. (a)	996	25,258
Quest Diagnostics, Inc.	1,259	68,767
St. Jude Medical, Inc. (a)	3,056	115,242
Stryker Corporation	2,576	100,155
Varian Medical Systems, Inc. (a)	1,095	38,621
WellPoint, Inc. (a)	4,269	224,720
Zimmer Holdings, Inc. (a)	1,936	90,218

		2,147,062

	SHARES	VALUE
Banks — 5.3%
Bank of Hawaii Corporation	391	$15,003
BB&T Corporation	5,625	128,700
Cathay General Bancorp	400	3,648
Comerica, Inc.	1,362	32,470
Fifth Third Bancorp	6,687	63,527
First Horizon National Corporation (a)	1,939	24,858
Heartland Financial USA, Inc.	100	1,684
Hudson City Bancorp, Inc.	4,525	63,622
Keycorp	7,311	42,258
M&T Bank Corporation	991	57,795
NewAlliance Bancshares, Inc.	1,000	12,250
People’s United Financial, Inc.	3,100	50,375
PNC Financial Services Group, Inc.	4,047	148,363
Popular, Inc.	2,400	3,048
Regions Financial Corporation	9,705	42,896
SunTrust Banks, Inc.	4,341	84,649
Synovus Financial Corporation	2,500	8,775
U.S. Bancorp	16,791	342,704
Umpqua Holdings Corporation	376	3,647
Wells Fargo & Company	41,124	1,005,893

		2,136,165

Retailing — 5.1%
AutoZone, Inc. (a)	350	53,750
Bed Bath & Beyond, Inc. (a)	2,283	79,334
Best Buy Company, Inc.	3,620	135,279
Carmax, Inc. (a)	1,900	30,647
Charming Shoppes, Inc. (a)	800	3,864
Family Dollar Stores, Inc.	1,265	39,746
Foot Locker, Inc.	1,300	14,404
Gap, Inc. (The)	4,488	73,244
Genuine Parts Company	1,491	52,811
Home Depot, Inc.	14,945	387,673
J.C. Penney Company, Inc.	2,000	60,300
Kohl’s Corporation (a)	2,706	131,376
Limited Brands, Inc.	2,693	34,848
Lowe’s Companies, Inc.	13,021	292,452
Men’s Wearhouse, Inc. (The)	500	10,805
Nordstrom, Inc.	1,843	48,729
Office Depot, Inc. (a)	2,500	11,375
Pep Boys—Manny, Moe & Jack (The)	300	2,979
RadioShack Corporation	1,200	18,612
Staples, Inc.	6,209	130,513
Target Corporation	6,622	288,852

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2009continued

	SHARES	VALUE
Retailing — (continued)
Tiffany & Company	1,100	$32,813
TJX Companies, Inc.	3,700	134,051

		2,068,457

Energy — 4.9%
Apache Corporation	2,966	248,996
Cameron International Corporation (a)	1,971	61,554
Chesapeake Energy Corporation	5,422	116,248
Clean Energy Fuels Corporation (a)	200	1,848
Devon Energy Corporation	3,900	226,551
Diamond Offshore Drilling, Inc.	602	54,102
EOG Resources, Inc.	2,183	161,607
Helmerich & Payne, Inc.	953	32,745
Hess Corporation	2,196	121,219
National Oilwell Varco, Inc. (a)	3,706	133,194
Newfield Exploration Company (a)	1,200	47,196
Noble Energy, Inc.	1,543	94,308
Pioneer Natural Resources Company	1,100	31,405
Quicksilver Resources, Inc. (a)	609	6,979
Smith International, Inc.	1,950	49,004
Southwestern Energy Company (a)	2,989	123,834
Spectra Energy Corporation	5,741	105,405
Sunoco, Inc.	1,058	26,122
Ultra Petroleum Corporation (a)	1,345	59,341
Williams Companies, Inc.	5,188	86,588
XTO Energy, Inc.	5,112	205,656

		1,993,902

Food & Beverage — 4.5%
Campbell Soup Company	2,278	70,686
Darling International, Inc. (a)	552	3,897
Dean Foods Company (a)	1,664	35,260
Flowers Foods, Inc.	700	16,541
General Mills, Inc.	2,921	172,076
Green Mountain Coffee Roasters, Inc. (a)	249	17,540
H.J. Heinz Company	2,780	106,919
Hershey Company (The)	1,479	59,086
J. M. Smucker Company (The)	1,050	52,532
Kellogg Company	2,467	117,182
Kraft Foods, Inc., Class A	13,042	369,610
McCormick & Company, Inc.	1,150	37,053
PepsiCo, Inc.	13,863	786,725
Tootsie Roll Industries, Inc.	218	5,265

		1,850,372

	SHARES	VALUE
Capital Goods — 4.2%
3M Company	6,199	$437,153
A.O. Smith Corporation	252	9,838
Apogee Enterprises, Inc.	300	4,374
Baldor Electric Company	400	10,304
Brady Corporation, Class A	450	13,235
CLARCOR, Inc.	450	14,900
Cooper Industries Ltd., Class A	1,415	46,624
Cummins, Inc.	1,800	77,418
Deere & Company	3,695	161,619
Donaldson Company, Inc.	712	27,063
EMCOR Group, Inc. (a)	600	14,472
Emerson Electric Company	6,621	240,872
Fastenal Company	1,272	45,245
Gardner Denver, Inc. (a)	464	13,544
General Cable Corporation (a)	450	17,447
Graco, Inc.	500	12,370
Granite Construction, Inc.	298	10,096
Hubbell, Inc., Class B	500	18,660
Illinois Tool Works, Inc.	4,357	176,676
Kadant, Inc. (a)	100	1,111
Lincoln Electric Holdings, Inc.	304	12,884
Masco Corporation	3,300	45,969
Nordson Corporation	263	11,809
Pall Corporation	1,050	31,584
Quanta Services, Inc. (a)	1,811	42,214
Rockwell Automation, Inc.	1,294	53,585
Simpson Manufacturing Company, Inc.	300	8,520
Spirit Aerosystems Holdings, Inc. (a)	900	11,709
SPX Corporation	490	25,882
Tennant Company	150	3,291
Thomas & Betts Corporation (a)	521	13,879
Timken Company	685	13,960
W.W. Grainger, Inc.	625	56,194
Westinghouse Air Brake Technologies Corporation	429	14,436

		1,698,937

Semiconductors — 3.7%
Advanced Micro Devices, Inc. (a)	5,400	19,764
Analog Devices, Inc.	2,630	71,983
Entegris, Inc. (a)	800	2,984
Intel Corporation	49,129	945,733
Lam Research Corporation (a)	1,100	33,066
LSI Corporation (a)	5,700	29,526

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2009continued

	SHARES	VALUE
Semiconductors — (continued)
Micron Technology, Inc. (a)	7,269	$46,449
National Semiconductor Corporation	1,900	28,614
Novellus Systems, Inc. (a)	900	17,613
Texas Instruments, Inc.	11,329	272,463
Xilinx, Inc.	2,500	54,225

		1,522,420

Food & Staples Retailing — 2.7%
Costco Wholesale Corporation	3,825	189,338
CVS Caremark Corporation	12,888	431,490
Safeway, Inc.	3,931	74,414
Sysco Corporation	5,316	126,308
Walgreen Company	8,766	272,184

		1,093,734

Transportation — 2.5%
AMR Corporation (a)	2,531	13,541
Arkansas Best Corporation	200	5,696
Continental Airlines, Inc., Class B (a)	1,105	12,343
CSX Corporation	3,495	140,219
Expeditors International of Washington, Inc.	1,965	66,673
FedEx Corporation	2,774	188,188
Genesee & Wyoming, Inc., Class A (a)	300	8,187
J.B. Hunt Transport Services, Inc.	700	19,565
JetBlue Airways Corporation (a)	1,700	8,687
Kansas City Southern (a)	800	16,248
Norfolk Southern Corporation	3,187	137,838
Ryder System, Inc.	500	17,565
Southwest Airlines Company	6,912	54,259
United Parcel Service, Inc., Class B	6,107	328,129

		1,017,138

Telecommunication Services — 2.4%
Frontier Communications Corporation	2,900	20,300
Leap Wireless International, Inc. (a)	482	11,544
Sprint Nextel Corporation (a)	24,835	99,340
Telephone & Data Systems, Inc.	523	13,462
Verizon Communications, Inc.	25,190	807,843
Windstream Corporation	3,799	33,317

		985,806

	SHARES	VALUE
Materials — 2.4%
Air Products & Chemicals, Inc.	1,822	$135,921
Airgas, Inc.	577	25,723
Bemis Company, Inc.	900	23,688
Cabot Corporation	550	10,065
Calgon Carbon Corporation (a)	400	5,068
Domtar Corporation (a)	408	7,736
Ecolab, Inc.	2,037	84,556
H.B. Fuller Company	400	8,064
Horsehead Holding Corporation (a)	313	3,346
Lubrizol Corporation	596	34,526
MeadWestvaco Corporation	1,550	30,210
Minerals Technologies, Inc.	150	6,521
Nalco Holding Company	1,300	22,997
Nucor Corporation	2,730	121,403
Praxair, Inc.	2,733	213,666
Rock-Tenn Company, Class A	291	13,083
Schnitzer Steel Industries, Inc., Class A	192	10,324
Sealed Air Corporation	1,400	25,746
Sigma-Aldrich Corporation	1,026	52,069
Sonoco Products Company	901	23,858
Valspar Corporation	900	22,788
Wausau Paper Corporation	442	4,155
Weyerhaeuser Company	1,836	64,333
Worthington Industries, Inc.	600	7,932

		957,778

Insurance — 2.2%
Aflac, Inc.	4,077	154,355
Chubb Corporation	3,066	141,588
Cincinnati Financial Corporation	1,470	35,501
Erie Indemnity Company	230	8,614
Hartford Financial Services Group, Inc.	2,815	46,419
Lincoln National Corporation	2,540	53,823
Phoenix Companies, Inc. (The) (a)	1,000	2,200
Principal Financial Group, Inc.	2,749	65,151
Progressive Corporation (The) (a)	6,011	93,651
StanCorp Financial Group, Inc.	420	14,456
Travelers Companies, Inc. (The)	5,178	223,016
Unum Group	3,115	58,469
Wesco Financial Corporation	10	3,050

		900,293

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2009continued

	SHARES	VALUE
Media — 2.2%
Discovery Communications, Inc., Class A (a)	1,136	$27,832
John Wiley & Sons, Inc., Class A	379	12,086
Meredith Corporation	350	9,265
New York Times Company (The), Class A	1,000	7,870
Omnicom Group, Inc.	2,793	94,962
Scholastic Corporation	200	4,510
Time Warner, Inc.	10,585	282,196
Virgin Media, Inc.	2,725	28,476
Walt Disney Company (The)	16,371	411,240
Washington Post Company (The), Class B	25	11,287

		889,724

Consumer Services — 1.8%
Capella Education Company (a)	128	8,238
Choice Hotels International, Inc.	466	12,978
Darden Restaurants, Inc.	1,206	39,062
DeVry, Inc.	556	27,656
McDonald’s Corporation	9,750	536,835
Starbucks Corporation (a)	6,600	116,820

		741,589

Consumer Durables & Apparel — 1.5%
Black & Decker Corporation	543	20,417
Centex Corporation (a)	1,100	12,001
Coach, Inc.	2,754	81,491
Deckers Outdoor Corporation (a)	100	6,761
Eastman Kodak Company	1,890	5,613
Harman International Industries, Inc.	500	12,340
KB Home	700	11,683
Leggett & Platt, Inc.	1,400	24,290
Liz Claiborne, Inc.	900	2,844
Mattel, Inc.	3,295	57,926
NIKE, Inc., Class B	2,607	147,660
Phillips-Van Heusen Corporation	500	17,690
Pulte Homes, Inc.	1,935	22,001
Snap-On, Inc.	500	17,815
Stanley Works (The)	686	27,543
Timberland Company (The) (a)	400	5,456
Tupperware Brands Corporation	600	20,442
VF Corporation	935	60,485
Whirlpool Corporation	664	37,908

		592,366

	SHARES	VALUE
Utilities — 1.4%
AGL Resources, Inc.	700	$23,534
Alliant Energy Corporation	1,000	26,160
Atmos Energy Corporation	800	21,728
Avista Corporation	500	9,260
Cleco Corporation	500	11,845
Consolidated Edison, Inc.	2,431	95,684
Energen Corporation	649	26,817
EQT Corporation	1,134	43,523
IDACORP, Inc.	400	11,088
MGE Energy, Inc.	201	7,210
National Fuel Gas Company	750	30,435
New Jersey Resources Corporation	400	15,440
Nicor, Inc.	400	14,576
NiSource, Inc.	2,500	32,225
Northwest Natural Gas Company	243	10,847
NSTAR	929	29,821
OGE Energy Corporation	800	24,080
Pepco Holdings, Inc.	1,954	28,098
Piedmont Natural Gas Company, Inc.	630	15,511
Portland General Electric Company	602	11,456
Questar Corporation	1,550	51,258
UGI Corporation	974	25,753
WGL Holdings, Inc.	450	14,904

		581,253

Renewable Energy & Energy Efficiency — 1.2%
Applied Materials, Inc.	11,905	164,289
Calpine Corporation (a)	2,973	38,292
Cree, Inc. (a)	800	25,648
Energy Conversion Devices, Inc. (a)	450	6,408
First Solar, Inc. (a)	370	57,124
ITC Holdings Corporation	443	21,131
Itron, Inc. (a)	300	15,651
Johnson Controls, Inc.	5,309	137,397
Ormat Technologies, Inc.	164	6,493
SunPower Corporation, Class A (a)	538	17,324
Zoltek Companies, Inc. (a)	250	2,480

		492,237

Commercial & Professional Services — 0.7%
Avery Dennison Corporation	1,016	27,158
Deluxe Corporation	450	7,043
Herman Miller, Inc.	500	8,305
HNI Corporation	400	8,912
Interface, Inc., Class A	400	2,776

GREEN CENTURY EQUITY FUND PORTFOLIO OF INVESTMENTS

July 31, 2009concluded

	SHARES	VALUE
Commercial & Professional Services — (continued)
Kelly Services, Inc.	200	$2,352
Knoll, Inc.	420	4,112
Manpower, Inc.	723	34,668
Monster Worldwide, Inc. (a)	1,150	14,984
Pitney Bowes, Inc.	1,850	38,202
R.R. Donnelley & Sons Company	1,850	25,715
Robert Half International, Inc.	1,400	34,706
Steelcase, Inc.	500	3,660
Stericycle, Inc. (a)	766	39,219
Team, Inc. (a)	100	1,456
Tetra Tech, Inc. (a)	552	16,626

		269,894

Real Estate — 0.5%
Boston Properties, Inc.	1,201	63,533
Brookfield Properties Corporation	3,252	30,764
CB Richard Ellis Group, Inc., Class A (a)	2,160	23,544
Forest City Enterprises, Inc., Class A	650	4,641
Jones Lang LaSalle, Inc.	350	13,286
Liberty Property Trust	888	24,660
ProLogis	3,756	33,015
Regency Centers Corporation	650	20,852

		214,295

Automobiles & Components — 0.2%
BorgWarner, Inc.	1,000	33,190
Harley-Davidson, Inc.	1,949	44,048
Modine Manufacturing Company	200	1,530
WABCO Holdings, Inc.	429	8,155

		86,923

Healthy Living — 0.1%
Hain Celestial Group, Inc. (The) (a)	350	5,814
United Natural Foods, Inc. (a)	400	10,812
Whole Foods Market, Inc. (a)	1,250	30,237

		46,863

Total Securities (Cost $47,730,868)		40,507,926

VALUE
SHORT-TERM OBLIGATION — 0.4%
Repurchase Agreement — State Street Bank & Trust Repurchase Agreement, 0.02%, dated 07/31/09, due 08/03/09, proceeds $140,148 (collateralized by a Fannie Mae Pool, 5.308%, due 09/01/2035, value $144,895) (Cost $140,147)	$140,147

TOTAL INVESTMENTS (b) — 100.0%
(Cost $47,871,015)	40,648,073
Other Assets Less Liabilities — 0.0%	10,594

NET ASSETS — 100.0%	$40,658,667

(a)	Non-income producing security.
(b)	The cost of investments for federal income tax purposes is $49,062,068 resulting in gross unrealized appreciation and depreciation of $2,089,845 and $10,503,840 respectively, or net unrealized depreciation of $8,413,995.

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF ASSETS AND LIABILITIES

July 31, 2009

	BALANCED FUND	EQUITY FUND
ASSETS:
Investments, at value (cost $48,432,432 and $47,871,015 respectively)	$47,964,645	$40,648,073
Receivables for:
Capital stock sold	1,348	1,443
Interest	156,594	—
Dividends	36,256	42,949

Total assets	48,158,843	40,692,465

LIABILITIES:
Payable for capital stock repurchased	111	4,135
Accrued expenses	54,208	29,663

Total liabilities	54,319	33,798

NET ASSETS	$48,104,524	$40,658,667

NET ASSETS CONSIST OF:
Paid-in capital	$66,134,554	$54,032,078
Undistributed net investment income	54,986	17,501
Accumulated net realized losses on investments	(17,617,294)	(6,167,970)
Net unrealized depreciation on investments	(467,722)	(7,222,942)

NET ASSETS	$48,104,524	$40,658,667

SHARES OUTSTANDING	3,260,437	2,597,841

NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE	$14.75	$15.65

GREEN CENTURY FUNDS STATEMENTS OF OPERATIONS

For the year ended July 31, 2009

	BALANCED FUND	EQUITY FUND
INVESTMENT INCOME:
Interest income	$845,209	$149
Dividend and other income (net of $10,430 and $157 foreign withholding taxes, respectively)	625,744	884,341

Total investment income	1,470,953	884,490

EXPENSES:
Administrative services fee	320,955	266,558
Investment advisory fee	285,679	94,958

Total expenses	606,634	361,516

NET INVESTMENT INCOME	864,319	522,974

NET REALIZED AND UNREALIZED LOSSES:
Net realized losses on investments:	(5,067,782)	(5,948,753)
Change in net unrealized depreciation on investments:	(416,403)	(2,464,633)

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS	(5,484,185)	(8,413,386)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(4,619,866)	$(7,890,412)

See Notes to Financial Statements

GREEN CENTURY FUNDS STATEMENTS OF CHANGES IN NET ASSETS

	BALANCED FUND		EQUITY FUND
	FOR THE YEAR ENDED JULY 31, 2009	FOR THE YEAR ENDED JULY 31, 2008	FOR THE YEAR ENDED JULY 31, 2009	FOR THE YEAR ENDED JULY 31, 2008
INCREASE (DECREASE) IN NET ASSETS:
From operations:
Net investment income	$864,319	$787,164	$522,974	$420,257
Net realized losses on investments	(5,067,782)	(541,702)	(5,948,753)	(200,802)
Change in net unrealized depreciation on Investments	(416,403)	(3,217,819)	(2,464,633)	(6,052,516)

Net decrease in net assets resulting from operations	(4,619,866)	(2,972,357)	(7,890,412)	(5,833,061)

Dividends and distributions to shareholders:
From net investment income	(871,482)	(818,386)	(552,199)	(416,913)
From net realized gains	—	—	(11,945)	(1,920,696)

Total dividends and distributions	(871,482)	(818,386)	(564,144)	(2,337,609)

Capital share transactions:
Proceeds from sales of shares	4,227,112	9,765,077	6,772,566	19,728,464
Reinvestment of dividends and distributions	849,276	794,658	558,869	2,312,227
Payments for shares redeemed	(4,183,887)	(5,819,177)	(8,340,909)	(5,979,111)

Net increase (decrease) in net assets resulting from capital share transactions	892,501	4,740,558	(1,009,474)	16,061,580

Total increase (decrease) in net assets	(4,598,847)	949,815	(9,464,030)	7,890,910
NET ASSETS:
Beginning of year	52,703,371	51,753,556	50,122,697	42,231,787

End of year	$48,104,524	$52,703,371	$40,658,667	$50,122,697

Undistributed net investment income	54,986	69,103	17,501	50,242

See Notes to Financial Statements

GREEN CENTURY BALANCED FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2009	2008	2007	2006	2005
Net Asset Value, beginning of year	$16.52	$17.78	$16.29	$16.52	$14.11

Income from investment operations:
Net investment income	0.27	0.28	0.22	0.03	0.05
Net realized and unrealized gain (loss) on investments	(1.77)	(1.27)	1.48	(0.23)	2.42

Total increase (decrease) from investment operations	(1.50)	(0.99)	1.70	(0.20)	2.47

Less dividends:
Dividends from net investment income	(0.27)	(0.27)	(0.21)	(0.03)	(0.06)

Net Asset Value, end of year	$14.75	$16.52	$17.78	$16.29	$16.52

Total return	(8.88)%	(5.62)%	10.40%	(1.22)%	17.41%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$48,105	$52,703	$51,754	$50,230	$62,449
Ratio of expenses to average net assets	1.38%	1.38%	1.44%	2.39%	2.38%
Ratio of net investment income to average net assets	1.97%	1.50%	1.24%	0.15%	0.35%
Portfolio turnover	33%	44%	35%	110%	86%

GREEN CENTURY EQUITY FUND FINANCIAL HIGHLIGHTS

	FOR THE YEARS ENDED JULY 31,
	2009	2008	2007		2006		2005
Net Asset Value, beginning of year	$18.83	$22.66	$19.91		$19.91		$18.18

Income from investment operations:
Net investment income	0.21	0.18	0.19		0.04		0.12
Net realized and unrealized gain (loss) on investments	(3.17)	(2.81)	2.75		(0.01)		1.72

Total increase (decrease) from investment operations	(2.96)	(2.63)	2.94		0.03		1.84

Less dividends:
Dividends from net investment income	(0.22)	(0.19)	(0.19)		(0.03)		(0.11)
Distributions from net realized gains	— (a)	(1.01)	—		—		—

Total decrease from dividends	(0.22)	(1.20)	(0.19)		(0.03)		(0.11)

Net Asset Value, end of year	$15.65	$18.83	$22.66		$19.91		$19.91

Total return	(15.58)%	(12.28)%	14.76%		0.16%		10.10%
Ratios/Supplemental data:
Net assets, end of year (in 000’s)	$40,659	$50,123	$42,232		$32,938		$35,383
Ratio of expenses to average net assets	0.95%	0.95%	0.95%		1.50%		1.50%
Ratio of net investment income to average net assets	1.38%	0.98%	0.89%		0.20%		0.64%
Portfolio turnover	23%	6%	8	%(b)	12	%(c)	9	%(c)

(a)	Amount represents less than 0.005 per share.
(b)	Represents portfolio turnover for the Equity Fund from November 28, 2006 to July 31, 2007. Portfolio turnover for the Domini Trust from August 1, 2006 to November 27, 2006 was 1%. For further information regarding the withdrawal of the Equity Fund’s investment in the Domini Trust, please see the notes to the financial statements.
(c)	Represents portfolio turnover for the Domini Social Equity Trust (“Domini Trust”) for the years ended 2006 and 2005.

See Notes to Financial Statements

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTS

NOTE 1 — Organization and Significant Accounting Policies

Green Century Funds (the “Trust”) is a Massachusetts business trust which offers two separate series, the Green Century Balanced Fund (the “Balanced Fund”) and the Green Century Equity Fund (the “Equity Fund”), collectively, the “Funds”. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust accounts separately for the assets, liabilities and operations of each series. The Balanced Fund commenced operations on March 18, 1992 and the Equity Fund commenced operations on September 13, 1995.

Through November 27, 2006, the Equity Fund invested substantially all of its assets in the Domini Social Equity Trust (the “Domini Trust”), an open-end, diversified management investment company which had the same investment objective as the Fund. The Equity Fund accounted for its investment in the Domini Trust as a partnership investment and recorded its share of the Domini Trust income, expenses and realized and unrealized gains and losses daily. The value of such investment reflected the Fund’s proportionate interest in the net assets of the Domini Trust (2.57% at November 27, 2006). Effective November 28, 2006, the Equity Fund withdrew its investment from the Domini Trust and directly invested in the securities of the companies included in the FTSE KLD 400 Social Index, formerly the Domini 400 SocialSM Index (the “Index”).

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

The following is a summary of the Funds’ significant accounting policies:

(A)

Investment Valuation:    Equity securities listed on national securities exchanges other than NASDAQ are valued at last sale price. If a last sale price is not available, securities listed on national exchanges other than NASDAQ are valued at the mean between the closing bid and closing ask prices. NASDAQ National Market® and SmallCapSM securities are valued at the NASDAQ Official Closing Price (“NOCP”). The NOCP is based on the last traded price if it falls within the concurrent best bid and ask prices and is normalized pursuant to NASDAQ’s published procedures if it falls outside this range. If a NOCP is not available for any such security, the security is valued at the last sale price, or, if there have been no sales that day, at the mean between the closing bid and closing ask prices. Unlisted equity securities are valued at last sale price, or when last sale prices are not available, at the last quoted bid price. Debt securities (other than certificates of deposit and short-term obligations maturing in sixty days or less) are valued on the basis of valuations furnished by a pricing service which takes into account appropriate factors such as institution-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, and other market data, without exclusive reliance on quoted prices or exchange or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of the securities. Securities, if any, for which there are no such valuations or quotations available, or for which the market quotation is not reliable, are valued at fair value by management as determined in good faith under guidelines established by the Trustees. Certificates of deposit are valued at cost plus accrued interest. Short-term obligations maturing in sixty days or less are valued at amortized cost, which approximates market value.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:
Level 1 — quoted prices for active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) Quoted prices for identical or similar assets in markets that are not active. Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.
Level 3 — significant unobservable inputs, including the Fund’s own assumptions in determining the fair value of investments
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Balanced Fund’s net assets as July 31, 2009:

	LEVEL 1 — QUOTED PRICES	LEVEL 2 — OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 — SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
COMMON STOCKS
Capital Goods	$3,649,616	$—	$—	$3,649,616
Technology Hardware & Equipment	3,500,972	—	—	3,500,972
Renewable Energy & Energy Efficiency	2,935,868	—	—	2,935,868
Pharmaceuticals & Biotechnology	2,182,354	—	—	2,182,354
Diversified Financials	2,034,342	—	—	2,034,342
Telecommunication Services	1,866,755	—	—	1,866,755
Healthcare Equipment & Services	1,805,926	—	—	1,805,926
Software & Services	1,673,028	—	—	1,673,028
Food & Beverage	1,651,222	—	—	1,651,222
Insurance	1,262,531	—	—	1,262,531
Materials	1,202,680	—	—	1,202,680
Media	1,061,164	—	—	1,061,164
Banks	963,771	—	—	963,771
Consumer Durables & Apparel	835,235	—	—	835,235
Retailing	760,484	—	—	760,484
Household & Personal Products	582,428	—	—	582,428
Food & Staples Retailing	528,304	—	—	528,304
Semiconductors	476,540	—	—	476,540
Consumer Services	456,300	—	—	456,300
Automobiles & Components	449,521	—	—	449,521
Transportation	347,610	—	—	347,610
Healthy Living	216,240	—	—	216,240
Commercial & Professional Services	80,504	—	—	80,504
CORPORATE BONDS & NOTES	—	11,000,926	—	11,000,926
U.S. GOVERNMENT AGENCIES	—	5,119,140	—	5,119,140

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

	LEVEL 1 — QUOTED PRICES	LEVEL 2 — OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 — SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
CERTIFICATES OF DEPOSIT	$—	$190,025	$—	$190,025
SHORT-TERM OBLIGATION	—	1,131,159	—	1,131,159

TOTAL	$30,523,395	$17,441,250	$—	$47,964,645

The following is a summary of the inputs used to value the Equity Fund’s net assets as of July 31, 2009:

	LEVEL 1 — QUOTED PRICES	LEVEL 2 — OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 — SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
COMMON STOCKS
Technology Hardware & Equipment	$5,224,475	$—	$—	$5,224,475
Pharmaceuticals & Biotechnology	3,872,354	—	—	3,872,354
Software & Services	3,762,469	—	—	3,762,469
Diversified Financials	3,086,407	—	—	3,086,407
Household & Personal Products	2,275,013	—	—	2,275,013
Healthcare Equipment & Services	2,147,062	—	—	2,147,062
Banks	2,136,165	—	—	2,136,165
Retailing	2,068,457	—	—	2,068,457
Energy	1,993,902	—	—	1,993,902
Food & Beverage	1,850,372	—	—	1,850,372
Capital Goods	1,698,937	—	—	1,698,937
Semiconductors	1,522,420	—	—	1,522,420
Food & Staples Retailing	1,093,734	—	—	1,093,734
Transportation	1,017,138	—	—	1,017,138
Telecommunication Services	985,806	—	—	985,806
Materials	957,778	—	—	957,778
Insurance	900,293	—	—	900,293
Media	889,724	—	—	889,724
Consumer Services	741,589	—	—	741,589
Consumer Durables & Apparel	592,366	—	—	592,366
Utilities	581,253	—	—	581,253
Renewable Energy & Energy Efficiency	492,237	—	—	492,237
Commercial & Professional Services	269,894	—	—	269,894
Real Estate	214,295	—	—	214,295

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

	LEVEL 1 — QUOTED PRICES	LEVEL 2 — OTHER SIGNIFICANT OBSERVABLE INPUTS	LEVEL 3 — SIGNIFICANT UNOBSERVABLE INPUTS	TOTAL
Automobiles & Components	$86,923	$—	$—	$86,923
Healthy Living	46,863	—	—	46,863
SHORT-TERM OBLIGATION	—	140,147	—	140,147

TOTAL	$40,507,926	$140,147	$—	$40,648,073

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through September 25, 2009, the date on which the financial statements were issued.

(B)	Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are determined using the identified cost basis. Interest income, including amortization of premiums and accretion of discounts on bonds, is recognized on the accrual basis and dividend income is recorded on ex-dividend date.
(C)	Options Transactions: The Balanced Fund may utilize options to hedge or protect from adverse movements in the market values of its portfolio securities and to enhance return. The Equity Fund may utilize options to hedge against possible increases in the value of securities which are expected to be purchased by the Equity Fund or possible declines in the value of securities which are expected to be sold by the Equity Fund. The use of options may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the option and the underlying securities. The Funds may write put or call options. Premiums received upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, a gain or loss is realized and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying assets during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. As required by the Act, liquid securities are designated as collateral in an amount equal to the market value of open options contracts.
(D)	Repurchase Agreements: The Funds may enter into repurchase agreements with selected banks or broker-dealers that are deemed by the Funds’ adviser to be creditworthy pursuant to guidelines established by the Board of Trustees. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the market value of collateral, represented by securities (primarily U.S. Government securities), be sufficient to cover payments of interest and principal and that the collateral be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. In the event of default or bankruptcy by the counterparty to the repurchase agreement, retention of the collateral may be subject to legal proceedings.
(E)	Distributions: Distributions to shareholders are recorded on the ex-dividend date. The Funds declare and pay dividends of net investment income, if any, semi-annually and distribute net realized capital gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with Federal income tax rules and regulations, which may differ from U.S. generally accepted accounting principles. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

(F)	Federal Taxes: Each series of the Trust is treated as a separate entity for Federal income tax purposes. Each Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provisions for Federal income or excise tax are necessary.
In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (FIN 48). FIN 48 addresses the accounting for uncertainty in income taxes and establishes for all entities, including pass-through entities such as the Funds, a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether an entity is taxable in a particular jurisdiction). The Funds recognize tax benefits only if it is more likely than not that a tax position (including the Funds’ assertion that their income is exempt from tax) will be sustained upon examination. The Funds adopted FIN 48 in fiscal year 2008. The Funds had no material uncertain tax positions and have not recorded a liability for unrecognized tax benefits as of July 31, 2009. Also, the Funds had recognized no interest and penalties related to uncertain tax benefits through July 31, 2009. At July 31, 2009, the tax years 2006 through 2009 remain open to examination by the Internal Revenue Service.
(G)	Redemption Fee: A 2.00% redemption fee is retained by the Funds to offset the effect of transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held 60 days or less from their purchase date. For the year ended July 31, 2009, the Balanced Fund and Equity Fund received $311 and $4,972, respectively, in redemption fees. Redemption fees are recorded as an adjustment to paid-in capital.

NOTE 2 — Transactions With Affiliates

(A)	Investment Adviser: Green Century Capital Management, Inc. (“Green Century”) is the adviser (“the Adviser”) for the Funds. Green Century is owned by Paradigm Partners. Green Century oversees the portfolio management of the Funds on a day-to-day basis. The Balanced Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate equal to 0.65% of the Balanced Fund’s average daily net assets. The Equity Fund pays Green Century a fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Equity Fund’s average daily net assets up to but not including $100 million, 0.22% of average daily net assets including $100 million up to but not including $500 million, 0.17% of average daily net assets including $500 million up to but not including $1 billion and 0.12% of average daily net assets equal to or in excess of $1 billion.
(B)	Subadvisers: Trillium Asset Management Corporation (“Trillium”) is the subadviser for the Balanced Fund. Trillium is paid a fee by the Adviser at an annual rate of 0.40% on the first $30 million of average daily net assets and 0.35% on average daily net assets in excess of $30 million for its services. For the year ended July 31, 2009, Green Century accrued fees of $168,827 to Trillium. Mellon Capital Management Corporation (“Mellon”) is the subadviser for the Equity Fund. Mellon is paid a fee by the Adviser the greater of $50,000 or 0.08% of the value of the average daily net assets of the Fund up to but not including $100 million, 0.05% of the average daily net assets of the Fund from and including $100 million up to but not including $500 million, 0.02% of the average daily net assets of the Fund from and including $500 million up to but not including $1 billion and 0.01% of the average daily net assets of the Fund equal to or in excess of $1 billion for its services. For the year ended July 31, 2009, Green Century accrued fees of $50,000 to Mellon.
(C)

Administrator:    Green Century is the administrator (“the Administrator”) of the Green Century Funds. Pursuant to the Administrative Services Agreement, Green Century pays all the expenses of each Fund other than the investment advisory fees; interest; taxes; brokerage costs and other capital expenses; expenses of non-interested trustees (including counsel fees) and any extraordinary expenses. The Balanced Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 1.38% of the Fund’s average daily net assets.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTScontinued

The Equity Fund pays Green Century a fee at a rate such that immediately following any payment to the Administrator, the total operating expenses of the Fund, on an annual basis, do not exceed 0.95% of the Fund’s average daily net assets.

(D)	Subadministrator: Pursuant to a Subadministrative Services Agreement with the Administrator, UMB Fund Services, Inc. (“UMBFS”) as Subadministrator, is responsible for conducting certain day-to-day administration of the Trust subject to the supervision and direction of the Administrator. For the year ended July 31, 2009, Green Century accrued fees of $84,836 and $84,836 to UMBFS related to services performed on behalf of the Balanced Fund and the Equity Fund, respectively.
(E)	Index Agreement: The Equity Fund invests in the securities of the companies included in the Index. The Index is owned and maintained by KLD Research and Analytics, Inc. (“KLD”). For the use of the Index, KLD is paid a fee by the Adviser the greater of $50,000 or at an annual rate of 0.10% on the first $500 million of average daily net assets, 0.075% on average daily net assets on the next $500 million, and 0.05% on average daily net assets in excess of $1 billion. For the year ended July 31 2009, Green Century accrued fees of $50,000 to KLD.

NOTE 3 — Investment Transactions

The Balanced Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $14,920,830 and $14,161,676, respectively, for the year ended July 31, 2009. The Equity Fund’s cost of purchases and proceeds from sales of securities, other than short-term securities, aggregated $8,759,858 and $9,895,761, respectively.

NOTE 4 — Federal Income Tax Information

The tax basis of the components of distributable net earnings (deficit) at July 31, 2009 were as follows:

	BALANCED FUND	EQUITY FUND
Undistributed ordinary income	$54,986	$15,949
Undistributed long-term capital gains	—	—

Tax accumulated earnings	54,986	15,949

Accumulated capital and other losses	(17,614,040)	(4,975,365)
Unrealized depreciation	(471,041)	(8,413,995)
Unrealized appreciation on foreign currency	65	—

Distributable net earnings (deficit)	$(18,030,030)	$(13,373,411)

The Balanced Fund and the Equity Fund had accumulated capital loss carryforwards of $13,559,919 and $1,484,742, respectively, of which $2,323,170 and $0, respectively, expire in the year 2010, $9,370,230 and $0, respectively, expire in the year 2011 and $1,866,519 and $1,484,742, respectively, expire in the year 2017. To the extent that a Fund realizes future net capital gains, those gains will be offset by any unused capital loss carryforwards.

At July 31, 2009, the Balanced and Equity Fund had net realized capital losses from transactions between November 1, 2008 and July 31, 2009 of $4,054,121 and $3,490,623, respectively, which for tax purposes, are deferred and will be recognized in fiscal year 2010.

GREEN CENTURY FUNDS NOTES TO FINANCIAL STATEMENTSconcluded

The tax character of distributions paid during the fiscal years ended July 31, 2009 and July 31, 2008 were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2008	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2008
Ordinary income	$871,482	$818,386	$563,381	$416,913
Long-term capital gains	—	—	763	1,920,696

NOTE 5 — Capital Share Transactions

Capital Share transactions for the Balanced Fund and the Equity Fund were as follows:

	BALANCED FUND		EQUITY FUND
	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2008	YEAR ENDED JULY 31, 2009	YEAR ENDED JULY 31, 2008
Shares sold	312,356	565,799	483,492	977,702
Reinvestment of dividends	63,489	45,757	39,711	107,012
Shares redeemed	(305,478)	(331,445)	(586,619)	(287,203)

	70,367	280,111	(63,416)	797,511

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders

Green Century Funds:

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments, of the Green Century Balanced Fund and the Green Century Equity Fund (collectively the “Funds”), each a series of Green Century Funds as of July 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2009, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned Funds as of July 31, 2009, the results of their operations for the year then ended, and the changes in their net assets for each of the years in the two-year period then ended, and financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

September 25, 2009

TAX INFORMATION (UNAUDITED)

For the year ended July 31, 2009, the Balanced and Equity Fund had 58.18% and 100%, respectively, of dividends paid from net investment income qualified for the 70% dividends received deduction available to corporate shareholders.

For the year ended July 31, 2009, the Balanced and Equity Fund had 72.92% and 100%, respectively, of dividends paid from net investment income, designated as qualified dividend income.

Pursuant to IRC 852(b)(3) of the Internal Revenue Code, the Balanced Fund and the Equity Fund hereby designate $0 and $763, respectively, as long-term capital gains distributed during the year ended July 31, 2009.

GREEN CENTURY FUNDS TRUSTEES AND OFFICERS

The following table presents information about each Trustee and each Officer of the Trust as of July 31, 2009. Each Trustee and each Officer of the Trust noted as an “interested person” (as defined in the 1940 Act), and noted with an asterisk, is interested by virtue of his or her position with Green Century as described below, with the exception of Mr. Comerford. Mr. Comerford is an “interested person” by virtue of his employment with Instinet, LLC, and prior to that with Nomura Securities International, each of which may provide brokerage services to Mellon Capital Management Corporation, the subadviser to the Equity Fund. The Trust does not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is elected or until he or she retires, resigns, dies, or is removed from office.

The Trust’s Registration Statement includes additional information about the Trustees and is available, without charge, upon request by calling the following toll-free number: 1-800-93-GREEN.

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Independent Trustees:
Tanya Africa 114 State Street Suite 200 Boston, MA 02109 Age: 40	Trustee since 2009	Consultant, Self-Employed (since 2009); Director of Electoral Initiatives, MoveOn.org Political Action (2005-2009); Associate Director, Truckee Donner Land Trust (2002-2005)	2

Stephen J. Morgan 104 Landing Drive Chapel Hill, NC 27514 Age: 61	Trustee since 1991	President, Clean Energy Solutions, Inc. (since 2008); Vice President, Clean Energy Solutions, Inc. (2007-2008); Vice President, AMERESCO, Inc. (2000-2007)	2

NAME, ADDRESS AND AGE	POSITION(S) HELD WITH THE TRUST AND LENGTH OF TIME SERVED	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS AND OTHER DIRECTORSHIPS HELD	NUMBER OF PORTFOLIOS OVERSEEN BY TRUSTEE
Mary Raftery 114 State Street Suite 200 Boston, MA 02109 Age: 44	Trustee since 2009	Chief Operating Officer, Apollo Alliance (since 2007); Executive Director, Stanford Institute for Creativity and the Arts (2005-2007); Development Director, Stanford Lively Arts (2001-2005)	2

James H. Starr 114 State Street Suite 200 Boston, MA 02109 Age: 61	Chairperson since 2009, Trustee since 1991	Chairperson Gunnison Valley Transportation Authority (since 2008), President, Peanut Mine, Inc. (since 2002); Attorney, Starr and Associates, PC (since 1982); County Commissioner, Gunnison County, CO (since 1999); Director, Crested Butte Land Trust (since 1991)	2

Interested Trustees:
John Comerford* 114 State Street Suite 200 Boston, MA 02109 Age: 40	Trustee since 2005	Executive Vice President, Instinet, LLC (since 2007); Managing Director and Head of Quantitative Trading Research, Nomura Securities International (2003-2007)	2

Douglas H. Phelps* 1550 Larimer St. #216 Denver, CO 80202 Age: 62	Trustee since 1997	President (1996 to 2003) and Director (since 1996), Green Century Capital Management, Inc.; Chairman, Fund for Public Interest Research (since 1982); President, Telefund, Inc. (since 1988); President, Grassroots Campaigns, Inc. (Since 2003)	2

Wendy Wendlandt* 114 State Street Suite 200 Boston, MA 02109 Age: 47	Trustee since 1991	President (since 2006) and Director (since 2006), Green Century Capital Management, Inc; Senior Staff, Fund for Public Interest Research, Center for Public Interest Research (since 1989)	2

Officers:
Kristina A. Curtis* 114 State Street Suite 200 Boston, MA 02109 Age: 56	President since 2005 Treasurer since 2008 and from 1991-2005.	Senior Vice President of Finance and Operations (since 2002), Treasurer and Director (since 1991), Senior Vice President (since 1991), Green Century Capital Management, Inc.	Not applicable

Amy Puffer* 114 State Street Suite 200 Boston, MA 02109 Age: 50	Chief Compliance Officer since 2004; Secretary and Assistant Treasurer since 2006	Chief Compliance Officer (since 2004), Clerk and Director (since 2006), Green Century Capital Management, Inc.; Senior Specialist, PFPC Inc. (2003-2004)	Not applicable

Annual Report

INVESTMENT ADVISER AND ADMINISTRATOR

Green Century Capital Management, Inc.

114 State Street

Boston, MA 02109

1-800-93-GREEN

www.greencentury.com

e-mail: info@greencentury.com

INVESTMENT SUBADVISER (Balanced Fund)

Trillium Asset Management Corporation

711 Atlantic Avenue

Boston, MA 02111

INVESTMENT SUBADVISER (Equity Fund)

Mellon Capital Management Corporation

500 Grant Street Suite 4200

Pittsburgh, PA 15258

COUNSEL TO INDEPENDENT TRUSTEES OF THE FUNDS

Ropes & Gray LLP

One International Place

Boston, MA 02110

SUBADMINISTRATOR and DISTRIBUTOR

UMB Fund Services, Inc. (Subadministrator)

UMB Distribution Services, LLC (Distributor)

803 West Michigan Street, Suite A

Milwaukee, WI 53233

CUSTODIAN

State Street Bank and Trust Company

200 Clarendon Street

Boston, MA 02116

TRANSFER AGENT

Unified Fund Services, Inc.

2960 North Meridian Street, Suite 300

Indianapolis, IN 46208

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP

99 High Street

Boston, MA 02110

July 31, 2009

Balanced Fund

Equity

Fund

An investment for your future.

Printed on recycled paper with soy-based ink.

Item 2.	Code of Ethics

(a)	The registrant has adopted a Code of Ethics applicable to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller.

(c)	During the period covered by this report, there were no amendments to the provisions of the Code of Ethics referred to in Item 2(a) above.

(d)	During the period covered by this report, there were no implicit or explicit waivers to the provisions of the Code of Ethics referred to in Item 2(a) above.

(e)	Not applicable.

(f)	A copy of the registrant’s Code of Ethics referred to in Item 2(a) above is filed as Exhibit 12(a)(1) to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

The Board of Trustees of the registrant has determined that Stephen J. Morgan, a member of the Board’s audit committee, qualifies as an “audit committee financial expert” as that term is defined in the instructions to Item 3 of Form N-CSR. Mr. Morgan is “independent” as that term is defined in the instructions to Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows.

For the fiscal year ended 7/31/09: $32,400.00

For the fiscal year ended 7/31/08: $32,400.00

(b)	Audit-Related Fees. No fees were billed in either of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this item.

(c)	Tax Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are as follows. The services comprising the fees disclosed under this category are tax compliance monitoring and tax filing preparation.

For the fiscal year ended 7/31/09: $10,400.00

For the fiscal year ended 7/31/08: $10,400.00

(d)	All Other Fees. No fees were billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this item.

(e)(1)	The Charter of the Audit Committee of the Board requires that the Committee approve (a) all audit and permissible non-audit services to be provided to the Funds and (b) all permissible non-audit services to be provided by the Funds’ independent auditors to the Funds’ investment adviser or administrator or any entity controlling, controlled by, or under common control with the investment adviser or administrator that provides ongoing services to the Funds, if the engagement relates directly to the operations and financial reporting of the Funds. The Audit Committee has the duty to consider whether the non-audit services provided by the Funds’ auditor to the Funds’ investment adviser, administrator, or any adviser affiliate that provides ongoing services to the Funds, which services were not pre-approved by the Audit Committee, are compatible with maintaining the auditor’s independence and to review and approve the fees proposed to be charged to the Funds by the auditors for each audit and non-audit service.

(e)(2)	One hundred percent of the services described in each of paragraphs (b) through (d) of this Item were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant were the tax compliance, tax advice and tax planning fees listed in paragraph (c) of this Item and are as follows. No non-audit fees were billed by the registrant’s accountant for services rendered to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

For the fiscal year ended 7/31/09: $10,400.00

For the fiscal year ended 7/31/08: $10,400.00

(h)	Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.	Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, the “Disclosure Controls”) as of a date within 90 days of the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information that is required to be disclosed by the registrant in the Report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the registrant’s management, including the registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosures.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the fiscal period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Code of Ethics: incorporated by reference to the Registrant’s Form N-CSR filed on October 7, 2004.

(2)	Certifications for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(a)) are filed herewith.

(b)	Certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, (17 CFR 270.30a-2(b)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Green Century Funds

/s/ Kristina Curtis
Kristina A. Curtis
President and Principal Executive Officer
September 30, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Kristina Curtis
Kristina A. Curtis
President and Principal Executive Officer
September 30, 2009

/s/ Kristina Curtis
Kristina A. Curtis
Treasurer and Principal Financial Officer
September 30, 2009